UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2020

DropCar, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

DropCar, Inc.
1412 Broadway, Suite 2105
New York, New York 10018
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 342-1595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On December 19, 2019, DropCar, Inc., a Delaware corporation (“DropCar”), ABC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of DropCar (“Merger Sub”), and Ayro, Inc., a Delaware corporation (“AYRO”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into AYRO, with AYRO continuing as a wholly owned subsidiary of DropCar and the surviving corporation of the merger (the “Merger”).  DropCar is filing this Current Report on Form 8-K in order to provide certain information required for AYRO, including the historical audited and unaudited financial statements of AYRO and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K.

Item 8.01 Other Events

For the general information of investors, DropCar is filing herewith information relating to the Merger. Specifically, filed herewith as Exhibits 99.1 and 99.2, respectively, are excerpts of the “Information about AYRO” and “Risk Factors” sections expected to be disclosed as part of the prospectus contained in the Form S-4 registration statement to be filed in connection with the Merger, which exhibits are incorporated by reference herein. Such information is as of February 7, 2020 (unless an earlier date is indicated).

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning DropCar, AYRO, the proposed transaction and other matters.  These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of DropCar, as well as assumptions made by, and information currently available to, management.  Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to obtain stockholder approval for the transaction in a timely manner or at all; uncertainties as to the timing of the consummation of the transaction and the ability of each of DropCar and AYRO to consummate the transaction; risks related to DropCar’s continued listing on the Nasdaq Capital Market until closing of the proposed transaction; risks related to DropCar’s ability to correctly estimate its operating expenses and its expenses associated with the transaction; the ability of DropCar or AYRO to protect their respective intellectual property rights; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in DropCar’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. DropCar can give no assurance that the conditions to the transaction will be satisfied. Except as required by applicable law, DropCar undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transaction between DropCar and AYRO, DropCar intends to file relevant materials with the SEC, including a registration statement that will contain a proxy statement and prospectus. DROPCAR URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DROPCAR, THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by DropCar with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov.  In addition, investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by DropCar with the SEC by contacting Investor Relations by mail at DropCar, Inc., Attn: Investor Relations, 1412 Broadway, Suite 2105, New York, New York 10018.  Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

DropCar and AYRO, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about DropCar’s directors and executive officers is included in DropCar’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on April 3, 2019, as amended on April 12, 2019, and the proxy statement for DropCar’s 2019 annual meeting of stockholders, filed with the SEC on November 6, 2019.  Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited financial statements of AYRO as of and for the years ended December 31, 2018 and 2017, are filed herewith as Exhibit 99.3. The unaudited financial statements of AYRO as of September 30, 2019 and for the three and nine months ended September 30, 2019, are filed herewith as Exhibit 99.4. The consent of Plante & Moran, PLLC, AYRO’s independent registered public accounting firm for the year ended December 31, 2018, is attached hereto as Exhibit 23.1. The consent of EKS&H LLLP, AYRO's independent registered public accounting firm for the year ended December 31, 2017 is attached hereto as Exhibit 23.2.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of DropCar and AYRO as of and for the year ended December 31, 2018 and as of and for the nine months ended September 30, 2019 are filed herewith as Exhibit 99.5.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Plante & Moran, PLLC, AYRO’s independent registered public accounting firm, for the year ended December 31, 2018.

23.2	Consent of EKS&H LLLP, AYRO's independent registered public accounting firm for the year ended December 31, 2017

99.1	“Information about AYRO” section excerpt.

99.2	“Risk Factors” section excerpt.

99.3	Audited financial statements of AYRO as of and for the years ended December 31, 2018 and 2017.

99.4	Unaudited financial statements of AYRO as of September 30, 2019 and for the three and nine months ended September 30, 2019 and 2018.

99.5	Unaudited pro forma consolidated combined financial information of DropCar and AYRO as of and for the year ended December 31, 2018 and as of and for the nine months ended September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DROPCAR, INC.

Date: February 7, 2020	By:	/s/ Spencer Richardson
		Name:	Spencer Richardson
		Title:	Chief Executive Officer